Filed Pursuant to Rule 497(e)
Registration No. 033-66262

GAMCO GLOBAL SERIES FUNDS, INC.
The Gabelli Global Content & Connectivity Fund
The Gabelli Global Growth Fund
The Gabelli International Small Cap Fund
The Gabelli Global Rising Income and Dividend Fund
The Gabelli Global Mini Mites Fund

Supplement dated October 18, 2024
to
Statutory Prospectus dated April 29, 2024,
and Statement of Additional Information dated April 29, 2024

This supplement amends certain information in the Statutory Prospectus (the “Prospectus”) and Statement of Additional Information (the “SAI”), each dated April 29, 2024, of The Gabelli Global Content & Connectivity Fund, The Gabelli Global Growth Fund, The Gabelli International Small Cap Fund, The Gabelli Global Rising Income and Dividend Fund and The Gabelli Global Mini Mites Fund (each a “Fund” and collectively, the “Funds”). Unless otherwise indicated, all other information included in each Fund’s Prospectus and SAI, or any previous supplements thereto, that is not inconsistent with the information set forth in this supplement, remains unchanged. Capitalized terms not otherwise defined in this supplement have the same meaning as in the Prospectus or SAI, as applicable.

Liquidity Program

The Funds may participate in a liquidity management program offered by ReFlow Fund, LLC. To reflect this change, please note the following changes to the Prospectus and SAI:

The following two paragraphs are added under the section titled “Investment Objectives, Investment Strategies, and Related Risks” in the Prospectus:

Reflow Liquidity Program. The Funds may participate from time to time in a program offered by ReFlow Fund, LLC (“ReFlow”). Pursuant to the program and subject to certain conditions, ReFlow provides participating mutual funds with a source of cash to meet net shareholder redemptions by purchasing fund shares at net asset value in an amount up to the value of the net shares redeemed. Following purchases of fund shares, ReFlow then redeems those shares when a fund experiences net sales, at the end of a maximum holding period determined by ReFlow, or at other times at a fund’s or ReFlow’s discretion. While ReFlow holds a fund’s shares, it has the same rights and privileges with respect to those shares as any other shareholder. However, investments in a Fund by ReFlow are exempt from the Funds’ 2.00% short term trading fee policy as described in this Prospectus.

In the event a Fund uses the ReFlow program, the Fund will pay a fee to ReFlow each time ReFlow purchases Fund shares, calculated by applying to the purchase amount a fee rate determined through an automated daily auction among participating mutual funds seeking liquidity that day. The current minimum fee rate is 0.14% of the value of the Fund shares purchased by ReFlow. ReFlow’s purchases of Fund shares through the liquidity program are made on an investment-blind basis without regard to a Fund’s investment objective, policies or anticipated performance. In accordance with federal securities laws, ReFlow is prohibited from acquiring more than 3% of the outstanding voting securities of a Fund. When Reflow redeems all or part of a position in a Fund, the Fund may pay all or a portion of such redemption in kind. The Funds expect that in kind redemptions will comprise a significant portion of redemptions paid to Reflow.

The following sentence is added under the section titled “Redemption of Shares” in the Prospectus:

The purchase and redemption of shares under the Reflow Liquidity Program are exempt from the 2.00% short term trading fee policy as these transactions do not raise market timing or excessive trading concerns.

The following is added under the section titled “Redemption of Shares—Redemption In Kind” in the Prospectus:

Redemptions in kind by Reflow are subject to the procedures described in the section titled “Investment Objectives, Investment Strategies, and Related Risks—Reflow Liquidity Program.”

Additionally, the following paragraph is added to the SAI under the section titled “Investment Strategies and Risks”:

ReFlow Liquidity Program. The Funds may participate in the ReFlow liquidity program, which is designed to provide an alternative liquidity source for mutual funds experiencing redemptions of their shares. In order to pay cash to shareholders who redeem their shares on a given day, a mutual fund typically must hold cash in its portfolio, liquidate portfolio securities, or borrow money, all of which impose certain costs on the fund. ReFlow Fund, LLC (“ReFlow”) provides participating mutual funds with another source of cash by standing ready to purchase shares from a fund at net asset value up to the amount of the fund’s net redemptions on a given day. ReFlow then generally redeems those shares when the fund experiences net sales, at the end of a maximum holding period determined by ReFlow, or at other times at a fund’s or ReFlow’s discretion. In return for this service, the Funds will pay a fee to ReFlow at a rate determined by a daily auction with other participating mutual funds seeking liquidity that day. The current minimum fee rate is 0.14% of the value of the Fund shares purchases by ReFlow, although a Fund may submit a bid at a higher fee rate if it determines that doing so is in the best interest of Fund shareholders. While ReFlow holds a Fund’s shares, it has the same rights and privileges with respect to those shares as any other shareholder. However, investments in a Fund by ReFlow are exempt from the 2.00% short term trading fee policy as described in the Prospectus as these transactions do not raise market timing or excessive trading concerns. In accordance with federal securities laws, ReFlow is prohibited from acquiring more than 3% of the outstanding voting securities of a Fund. There is no assurance that ReFlow will have sufficient funds available to meet the Funds’ liquidity needs on a particular day. The Funds expect that in-kind redemptions will comprise a significant portion of redemptions paid to ReFlow. The Funds’ participation in the ReFlow program will be reviewed periodically by the Board.

Sales Charge Reductions and Waiver Available through Certain Intermediaries

Effective immediately, the following is inserted into Appendix A to the Prospectus:

Robert W. Baird & Co. (“Baird”)

Shareholders purchasing shares of a Fund through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in the Prospectus or the SAI.

Front-End Sales Charge Waivers on Investors A-shares Available at Baird

●	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund

●	Shares purchased by employees and registered representatives of Baird or its affiliate and their family members as designated by Baird

●	Shares purchased using the proceeds of redemptions from a Gabelli Fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)

●	A shareholder in a Fund’s Investor C shares will have their share converted at net asset value to Investor A shares of the same Fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird

●	Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

CDSC Waivers on Class A and C Shares Available at Baird

●	Shares sold due to death or disability of the shareholder

●	Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus

●	Shares bought due to returns of excess contributions from an IRA Account

●	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable Internal Revenue Service regulations as described in the Fund’s Prospectus

●	Shares sold to pay Baird fees but only if the transaction is initiated by Baird

●	Shares acquired through a right of reinstatement

Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations

●	Breakpoints as described in the Prospectus

●	Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Gabelli Fund assets held by accounts within the purchaser’s household at Baird. Eligible Gabelli Fund assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets

●	Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of Gabelli Fund shares through Baird, over a 13-month period of time

The Gabelli Global Growth Fund -- Addition of Portfolio Manager

Effective October 1, 2024, Mr. John Belton has been added to the portfolio management team for The Gabelli Global Growth Fund. To reflect this change, please note the following changes to the Prospectus and SAI:

The following replaces the disclosure in the section titled “Summary of the Funds—The Gabelli Global Growth Fund—Management—The Portfolio Managers” in the Prospectus:

The Portfolio Managers. Messrs. Caesar M.P. Bryan, Senior Vice President of GAMCO Investors, Inc., and Howard F. Ward, CFA, Senior Vice President of GAMCO Investors, Inc. and Chief Investment Officer of Growth Equities, have served as portfolio managers of the Global Growth Fund since 2000 and 2005, respectively. Mr. John Belton, CFA, portfolio manager of the Adviser, has served as portfolio manager of the Fund since 2024. Mr. Belton was most recently an Investment Analyst and Partner at Absolute Partners Global. Prior to joining Absolute in 2021, Mr. Belton was an Equity Research Analyst at Evercore ISI for six years, culminating as a Vice President, Equity Research. Mr. Belton holds an MBA with Honors in Finance and Economics from Columbia Business School, a BA in Mathematics and Philosophy from Boston College, and is a CFA Charterholder.

The following is added as the penultimate paragraph in the section titled “Management of the Funds—The Portfolio Managers” in the Prospectus:

Mr. John Belton, CFA, is a portfolio manager for the Adviser managing a portion of the assets of the Global Growth Fund. He joined the Adviser in January 2024 and currently serves as a Managing Director of its Growth Products. Mr. Belton is also a portfolio manager of the Gabelli Growth Innovators ETF and the Gabelli Growth Fund.

The following is added to the section titled “Investment Advisory and Other Services—Portfolio Manager Information—Other Accounts Managed—Gabelli Global Growth Fund” in the SAI with information as of December 31, 2023:

Name of Portfolio Manager	Type of Accounts	Total Number of Accounts Managed	Total Assets	Number of Accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance

John Belton	Registered Investment Companies:	0	$0	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	4	Less than $100,000	0	$0

The following is added to the section titled “Investment Advisory and Other Services—Portfolio Manager Information—Ownership of Shares in the Funds”:

Name	Fund	Dollar Range of Equity Securities Held in the Fund*

John Belton	Global Growth Fund	A

* Key to Dollar Ranges – Information as of December 31, 2023

A.	None
B.	$1 – $10,000
C.	$10,001 – $50,000
D.	$50,001 – $100,000
E.	$100,001 - $500,000
F.	$500,001 – $1,000,000
G.	over $1,000,000

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE